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                                [CERTIFICATE]
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
                                                                                                                EXHIBIT 4a


COMMON STOCK                                                                               COMMON STOCK

   NUMBER                [COMPANY LOGO]                                                          SHARES
R- 3601                                                                                         SPECIMEN

                 FIDELITY NATIONAL CORPORATION
       INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA                                               CUSIP: 316320 10 0


THIS CERTIFIES THAT







   is the owner of                                   SPECIMEN


                    shares of the Common Capital Stock of FIDELITY NATIONAL CORPORATION, hereafter called the
                    Corporation, transferable only on the books of the Corporation by the holder in person, or by duly authorized Attorney, upon the surrender of this Certificate properly endorsed.

                         The amount of Common Capital Stock is set forth on the books of the Corporation.  The par value of the shares of the Stock is as set forth in the Articles of Incorporation and the
                    Amendments thereto, which are hereby expressly incorporated by reference.

                         IN WITNESS WHEREOF, the Corporation has caused the Certificate to be signed by its duly authorized Officers, and its Seal to be affixed.


THE BANK OF NEW YORK
 as Transfer Agent

By
  ------------------------------------
      Authorized Signature

Date of Registration:

                                                            [SEAL]                             /s/ James B. Miller, Jr.
                                                                                               Chairman of the Board

                                      (C) SOUTHERN BANKNOTE CO. INC., - BIRMINGHAM, ALABAMA
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                         FIDELITY NATIONAL CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
  TEN COM - as tenants in common                 UNIF GIFT MIN ACT -      . ......Custodian......
  TEN ENT - as tenants by entireties                                    under Uniform Gifts to Minors
  JT TEN  - as joint tenants with right
            of survivorship and not as tenants                          Act..........................
            in common                                                             (state)

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________________________________________________________________________________

     For value received, _________________ hereby sell, assign and transfer unto

          Social Security Number
__________________________________________


________________________________________________________________________________
                Print or typewrite name and address of assignee

________________________________________________________________________________

_____________________ shares of the stock represented by the within Certificate,

and do hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated _________________________________



                              __________________________________________________
                              NOTICE: The signature to this assignment must correspond with name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.